Exhibit 1
JOINT FILING UNDERTAKING
     The undersigned, being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file this Schedule jointly on behalf of each such party.
     The execution and filing of this agreement shall not be construed as an admission that the below-named parties are a group, or have agreed to act as a group.
     Dated: September 4, 2009

BEN HOLDINGS, INC.
By:	/s/ Christian Stahl
	Name:	Christian Stahl
	Title:	Director, Vice President, Assistant Secretary

BEN MERGER SUB, INC.
By:	/s/ Christian Stahl
	Name:	Christian Stahl
	Title:	Director, Vice President, Secretary

BEN HOLDING S.À R.L.
By:	/s/ Andrew W. Guille
	Name:	Andrew W. Guille
	Title:	Class B Director

By:	/s/ Geoffrey Henry
	Name:	Geoffrey Henry
	Title:	Director

APAX US VII, L.P.
By:	Apax US VII GP, L.P., its general partner
By:	Apax US VII GP, Ltd., its general partner

By:	/s/ John F. Megrue
	Name:	John F. Megrue
	Title:	Director

APAX US VII GP, L.P.
By:	Apax US VII GP, Ltd., its general partner

By:	/s/ John F. Megrue
	Name:	John F. Megrue
	Title:	Director

APAX US VII GP, LTD.
By:	/s/ John F. Megrue
	Name:	John F. Megrue
	Title:	Director

APAX EUROPE VII-A, L.P.
By:	Apax Europe VII GP L.P. Inc., its general partner
By:	Apax Europe VII GP Co. Limited, its general partner

By:	/s/ Andrew W. Guille
	Name:	Andrew W. Guille
	Title:	Director

APAX EUROPE VII-B, L.P.
By:	Apax Europe VII GP L.P. Inc., its general partner
By:	Apax Europe VII GP Co. Limited, its general partner

By:	/s/ Andrew W. Guille
	Name:	Andrew W. Guille
	Title:	Director

APAX EUROPE VII-1, L.P.
By:	Apax Europe VII GP L.P. Inc., its general partner
By:	Apax Europe VII GP Co. Limited, its general partner

By:	/s/ Andrew W. Guille
	Name:	Andrew W. Guille
	Title:	Director

APAX EUROPE VII GP L.P. INC.
By:	Apax Europe VII GP Co. Limited, its general partner

By:	/s/ Andrew W. Guille
	Name:	Andrew W. Guille
	Title:	Director

APAX EUROPE VII GP CO. LIMITED
By:	/s/ Andrew W. Guille
	Name:	Andrew W. Guille
	Title:	Director

APAX GUERNSEY (HOLDCO) LIMITED
By:	/s/ Andrew W. Guille
	Name:	Andrew W. Guille
	Title:	Director

APAX PARTNERS EUROPE MANAGERS LTD
By:	/s/ Paul Fitzsimons
	Name:	Paul Fitzsimons
	Title:	Director

By:	/s/ Ian Jones
	Name:	Ian Jones
	Title:	Director

/s/ John F. Megrue
John F. Megrue